Exhibit 99.1




                                January 14, 1999




Darling International Inc.
251 O'Connor Ridge Road, Suite 300
Irving, Texas  75038

Attention:  Mr. Brad Phillips

          Re: Credit Agreement dated as of June 5, 1997 (the "Credit Agreement"), among Darling International Inc. (the "Borrower"), the Banks party thereto (the "Banks"), and BankBoston, N.A., as Agent (the "Agent"). All capitalized terms used herein, unless otherwise defined herein, shall have the same meaning as in the Credit Agreement.

Ladies and Gentlemen:

     Subject to the Borrower's and each Obligated Party's execution of this letter (the "Amendment Letter"), and effective as of the date hereof, the Agent and each of the undersigned Banks agree to amend that certain Forbearance Agreement dated as of December 14, 1998, among the Borrower, the Agent, and the Banks (the "Forbearance Agreement") as follows:

     1. In each instance, the date "January 15, 1999" in Section 2.1 of the Forbearance Agreement is amended to mean "January 22, 1999"; and

     2. In each instance, the date "January 15, 1999" in Section 2.2 of the Forbearance Agreement is amended to mean "January 22, 1999".

          THIS AMENDMENT LETTER EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS WHETHER WRITTEN OR ORAL RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. This Amendment Letter shall be governed by and construed in accordance with the internal laws of the State of Texas without regard to conflicts of law principles. This Amendment Letter may be executed in one or more counterparts and on telecopy


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


counterparts each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

                                           Very truly yours,

                                           BANKBOSTON, N.A.,
                                           as Agent and as a Bank



                                           By:        /s/
                                              ----------------------------------
                                                  Peter Haley, Vice President

Accepted and agreed to
as of January 15, 1999:

BORROWER:
--------

DARLING INTERNATIONAL INC.
INTERNATIONAL PROCESSING CORPORATION
INTERNATIONAL TRANSPORTATION SERVICE, INC.
THE STANDARD TALLOW CORPORATION
DARLING RESTAURANT SERVICES INC.
ESTEEM PRODUCTS INC.


By:      /s/
   ---------------------------------------
       Brad Phillips, Treasurer of each of
        the foregoing companies


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


                                           BANKS:
                                           -----

                                           CO-AGENTS:
                                           ---------

                                           CREDIT LYONNAIS NEW YORK BRANCH


                                           By:        /s/
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                           COMERICA BANK


                                           By:        /s/
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                           WELLS FARGO BANK (TEXAS),
                                           NATIONAL ASSOCIATION


                                           By:        /s/
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                           OTHER BANKS:
                                           -----------

                                           HARRIS TRUST AND SAVINGS BANK


                                           By:        /s/
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------



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


                                           THE FIRST NATIONAL BANK OF CHICAGO


                                           By:        /s/
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                           HIBERNIA NATIONAL BANK


                                           By:        /s/
                                              ---------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                           THE SUMITOMO BANK, LIMITED


                                           By:        /s/
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------



                                           By:        /s/
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                           SUNTRUST BANK, ATLANTA


                                           By:        /s/
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------



                                           By:        /s/
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

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

                                           CREDIT AGRICOLE INDOSUEZ


                                           By:        /s/
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                           THE FUJI BANK, LIMITED - NEW YORK
                                           BRANCH


                                           By:        /s/
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                           THE BANK OF NOVA SCOTIA


                                           By:        /s/
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                           BANK ONE, TEXAS, N.A.


                                           By:        /s/
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                           NATIONSBANK, N.A. (successor in
                                           interest by merger to NationsBank of
                                           Texas, N.A.)


                                           By:        /s/
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


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